FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

5. FAIR VALUE MEASUREMENTS

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2021 consisted of the following. There were no assets and liabilities measured at fair value on a recurring basis as of December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets:
Interest rate swap (Note 10)	$—	$1,607	$—	$1,607
Total assets at fair value	$—	$1,607	$—	$1,607
Liabilities:
Interest rate swap (Note 10)	$—	$389	$—	$389
Total liabilities at fair value	$—	$389	$—	$389

There were no transfers of assets or liabilities between levels during the years ended December 31, 2021, and 2020.

The carrying value of our long-term debt obligations approximates the fair value, as the long-term debt was entered close to year-end and contains a floating interest rate component. The Company classifies its long-term debt within Level 2 of the fair value hierarchy.